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                                                                   EXHIBIT 10.15

                       RAGEN MACKENZIE GROUP INCORPORATED

                          EMPLOYEE STOCK PURCHASE PLAN

                               ARTICLE I-PURPOSE

     1.01.  PURPOSE.

     The Ragen MacKenzie Group Incorporated Employee Stock Purchase Plan is intended to provide a method whereby employees of Ragen MacKenzie Group Incorporated and its subsidiary corporations (hereinafter referred to as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under (S)423 of the Internal Revenue Code of 1986 as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit the operation of the Plan in a manner consistent with the requirements of that section of the Code.

                             ARTICLE II-DEFINITIONS

     2.01.  COMPENSATION

     "Compensation" shall mean regular cash compensation, including cash bonuses and commissions, but excluding severance pay, relocation bonuses, payments in lieu of vacation, sick leave, or any other special payments.

     2.02.  COMMITTEE

     "Committee" shall mean the individuals appointed by the Company's Board of Directors, as described in Article XI.

     2.03.  ELIGIBLE EMPLOYEE

     "Eligible Employee" means any employee:

     (a) whose customary employment is for twenty (20) or more hours per week and more than five (5) months per year, and

     (b) who is not eligible to participate in the Ragen MacKenzie Group Incorporated Deferred Compensation Plan.

     Provided, however, that the Committee may decrease the eligibility requirements under paragraph (a) for any future Offering.

     2.04.  SUBSIDIARY CORPORATION

     "Subsidiary Corporation" shall mean any present or future corporation which:
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     (a) would be a "subsidiary corporation" of Ragen MacKenzie Group
     Incorporated, as that term is defined in (S)424(f) of the Code, and

     (b) is a domestic "subsidiary corporation" incorporated under the laws of any state, or

     (c) if not a domestic corporation, is designated as a Subsidiary Corporation by the Committee.

                   ARTICLE III-ELIGIBILITY AND PARTICIPATION

     3.01.  INITIAL ELIGIBILITY.

     Any Eligible Employee who has completed ninety (90) days' employment and is employed by the Company on the date his participation in the Plan is to become effective may participate in Offerings under the Plan which commence on or after such ninety (90) day period; provided, however, that the Committee may decrease or increase (up to two years) this minimum requirement for any future Offering.

     3.02.  LEAVE OF ABSENCE.

     For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Eligible Employee for the first 90 days of such leave of absence, and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence, unless such employee returns to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate such employee's participation in the Plan and right to exercise any option.

     3.03.  RESTRICTIONS ON PARTICIPATION.

     Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

     (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of (S)424(d) of the Code shall apply in determining stock ownership of any employee); or

     (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $15,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.04.  COMMENCEMENT OF PARTICIPATION.

     An Eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer

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of the Company on or before the date set by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined in (S)4.01 below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Article VIII.

                              ARTICLE IV-OFFERINGS

     4.01.  SEMI-ANNUAL OFFERINGS.

     The Plan will be implemented and operated through semi-annual offerings of the Company's Common Stock (the "Offerings"). The initial Offering shall commence on July 15, 1998, or a later date designated by the Committee. Thereafter, Offerings will begin on the 1st day of January and the 1st day of July each year and terminate on June 30th or December 31, respectively. As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates.

                          ARTICLE V-PAYROLL DEDUCTIONS

     5.01.  AMOUNT OF DEDUCTION.

     At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of any whole percentage, from 1% to 15% of his Compensation in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly employee, such employee's Compensation during an Offering shall he determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

     5.02.  PARTICIPANT'S ACCOUNT.

     All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence, and then only as provided in
(S)5.04(c).

     5.03.  CHANGES IN PAYROLL DEDUCTIONS.

     A participant may discontinue his participation in the Plan as provided in
Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering.

     5.04.  LEAVE OF ABSENCE.

     If a participant goes on a leave of absence, such participant shall have the right to elect:

     (a) to withdraw the balance in his or her account pursuant to (S)7.02,

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     (b) to discontinue contributions to the Plan but remain a participant in the Plan, or

     (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                         ARTICLE VI-GRANTING OF OPTIONS

     6.01.  NUMBER OF OPTION SHARES.

     On the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: an amount equal to $25,000, divided by 85% of the fair market value of the stock of the Company on the applicable Offering Commencement Date; provided, however, that no participating employee shall be entitled to purchase stock of the Company under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, any parent corporation or any subsidiary corporation) at a rate that exceeds $25,000 in fair market value, determined as of the Offering Commencement Date for each Offering (as set forth in Section 423(c)(8) of the Code), for each calendar year in which a participating employee participates in the Plan.

     6.02.  PURCHASE PRICE.

     The purchase price of the option shares shall be the lesser of 85% of the average daily fair market value of the stock during the Offering period or 85% of the fair market value of the shares at the date of Exercise; provided, however, that the Committee may establish a different purchase price for any Offering based upon a different formula or fixed amount; and provided further, that in no event may the purchase price be less than the lesser of 85% of the fair market value of the shares at the date of Grant or 85% of the fair market value of the shares at the date of Exercise. Fair market value as of any day shall mean the closing bid price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange. If Common Stock of the Company is not admitted to trading on any date for which closing prices of the stock are to be determined, then the fair market value of the stock on that date shall be established by the Committee.

                        ARTICLE VII-EXERCISE OF OPTIONS

     7.01.  AUTOMATIC EXERCISE.

     Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full or fractional shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to (S)6.01), and any excess in his account at that time will be used to purchase stock at the end of the next offering

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period, unless he elects to withdraw the accumulated payroll deductions in his account pursuant to (S)7.02.

     7.02.  WITHDRAWAL OF ACCOUNT.

     By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

     7.03.  FRACTIONAL SHARES.

     Offerings may be made and exercised in full and fractional shares of stock, unless the Committee determines that fractional shares will not be issued. If the Committee makes such a determination that fractional shares will not be issued under the Plan, any accumulated payroll deductions which would have been used to purchase fractional shares will be used to purchase stock at the end of the next offering period.

     7.04.  TRANSFERABILITY OF OPTION.

     During a participant's lifetime, options held by such participant shall not be transferable and shall be exercisable only by that participant.

     7.05  DELIVERY OF STOCK.

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                            ARTICLE VIII-WITHDRAWAL

     8.01.  IN GENERAL.

     As indicated in (S)7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering.

     8.02.  EFFECT ON SUBSEQUENT PARTICIPATION.

     A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     8.03.  TERMINATION OF EMPLOYMENT.

     Upon termination of the participant's employment for any reason (including retirement but excluding death while in the employ of the Company or during the continuation of a leave of absence

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for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under
(S)12.01.

     8.04.  TERMINATION OF EMPLOYMENT DUE TO DEATH.

     Upon termination of the participant's employment because of his death, his beneficiary (as defined in (S)12.01) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

     (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

     (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full and fractional shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the office of the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.05.  LEAVE OF ABSENCE.

     A participant on leave of absence shall, subject to the election made by such participant pursuant to (S)5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an Eligible Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of the termination of such leave of absence or three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                              ARTICLE IX-INTEREST

     9.01.  PAYMENT OF INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee; except, however, that interest shall be paid on any and all money which is distributed to an employee or his beneficiary pursuant to the provisions of (S)(S)7.02, 8.01, 8.03, 8.04 and 10.01. Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at Seafirst Bank, Seattle, Washington during the applicable Offering period, or if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Seattle, Washington

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selected by the Committee. Where the amount returned represents an excess amount in an employee's account after such account has been applied to the purchase of stock (except amounts attributable to fractional shares under (S)7.03), the employee's account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid on the last deposits to the account during the period which results in the excess amount.

                                ARTICLE X-STOCK

     10.01.  MAXIMUM SHARES.

     The maximum number of shares which shall be issued under the Plan (subject to adjustment upon changes in capitalization of the Company as provided in
(S)12.04) shall be 200,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares allowable under the preceding sentence, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

     10.02.  PARTICIPANT'S INTEREST IN OPTION STOCK.

     The participant will have no interest in stock covered by his option until such option has been exercised.

     10.03.  REGISTRATION OF STOCK.

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or if the participant so directs by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by their entireties, to the extent permitted by applicable law.

     10.04.  RESTRICTIONS ON EXERCISE.

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

     (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

     (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                           ARTICLE XI-ADMINISTRATION

     11.01.  APPOINTMENT OF COMMITTEE

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     The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than two members of the Board of Directors. Members of the Committee may purchase stock under the Plan, if otherwise eligible; however, no Committee member who participates in the Plan may vote on any Board action with respect to the Plan.

     11.02.  AUTHORITY OF COMMITTEE

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

     11.03.  RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE

     The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                           ARTICLE XII-MISCELLANEOUS

     12.01.  DESIGNATION OF BENEFICIARY.

     A participant may file a written designation of a beneficiary who is to receive any stock and/or cash under the terms of the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant, and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant, and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

     12.02.  TRANSFERABILITY.

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     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution, and any such attempted assignment, transfer, pledge or other disposition shall be without effect.

     12.03.  USE OF FUNDS.

     No payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions from other general assets.

     12.04.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split, and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan, upon the exercise of such option at the next Offering Termination Date, will be entitled to receive the cash, securities and/or property under the same terms which other shareholders of the Common stock were entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this (S)12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities and/or property to which the holder of such option might thereafter be entitled.

     12.05.  AMENDMENT AND TERMINATION.

     The Plan shall not have a fixed termination date. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to (S) 12.04), or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option to purchase stock under the Plan, adversely affect the rights of such employee under such option.

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     12.06.  EFFECTIVE DATE.

     The Plan shall become effective as of the date of the initial public offering of the Company, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before the date that is one year after the effective date of the Plan. If the Plan is not so approved, the Plan shall not become effective.

     12.07.  NO EMPLOYMENT RIGHTS.

     The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     12.08. EFFECT OF PLAN.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     12.09.  GOVERNING LAW.

     The laws of the State of Washington will govern all matters relating to this Plan, except to the extent it is superseded by the laws of the United States.

     Executed this ______ day of ______________, 1998.

                              RAGEN MACKENZIE GROUP INCORPORATED


                              By: ______________________________

                              Title: ___________________________

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